EXHIBIT 10.2

SUBSCRIPTION AGREEMENT

UA GRANITE CORPORATION

The undersigned (the “Subscriber”) hereby irrevocably subscribes for that number of shares of common stock, par value $0.001 per share (the “Shares”), of UA Granite Corporation, a Nevada corporation (the “Company”), set forth below, upon and subject to the terms and conditions set forth in the Company’s Prospectus dated ____________, 2013 in the United States Securities and Exchange Commission Registration Statement on Form S-1, to which this Subscription Agreement is attached.

This Subscription Agreement is for the purchase of shares of common stock of the Company from the Company’s offering of 2,500,000 shares in the Company’s Prospectus, at an offering price of $0.04 per share.

Total number of shares subscribed for at US $0. 04 per share:  ________________ shares.

Amount paid with this Subscription Agreement at a price of US $0.04 per Share: US $__________________.

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ___ day of _____________, 2013.

Name of Entity (for purchasers which are entities only):  _____________________________________

Signature:        __________________________________________

Print Name:      __________________________________________

Print Title (for purchasers which are entities only):  _________________________________________

Address:          __________________________________________

          __________________________________________

Telephone No.:  ________________________________________

E-mail Address:  ________________________________________

Subscriber’s US Social Security Number or
identification number of home jurisdiction:      ______________________________________________

Signature of Co-owners, if applicable:               ______________________________________________

Name as it should appear on the Certificate:     ______________________________________________

If Joint Ownership, check one (all parties must sign above):

☐    Joint Tenants with Right of Survivorship
☐    Tenants in Common
☐    Community Property

If Fiduciary or Business Entity check one:

☐ Trust	Authorized Person _________________________	Capacity_____________________

☐ Estate	Authorized Person _________________________	Capacity_____________________

☐ Corporation	Authorized Person _________________________	Capacity_____________________

☐ Limited Liability Company
	Authorized Person _________________________	Capacity_____________________

☐ Partnership	Authorized Person _________________________	Capacity_____________________

☐ Other ____________________ (Describe)

	Authorized Person _________________________	Capacity_____________________

PAYMENT BY CHECK OR MONEY ORDER INSTRUCTIONS

If Subscriber wishes to pay the purchase price of his or her Shares by check, all checks or money orders shall be made payable to:  UA Granite Corporation, 10 Bogdan Khmelnitsky Street, # 13A, Kyiv, Ukraine 01030, Tel. +380 636419991

WIRE TRANSFER INSTRUCTIONS

If Subscriber wishes to wire transfer the purchase price of his Shares, he or she shall wire transfer immediately available funds in the amount of the purchase price subscribed for hereunder, as follows:

Bank:                                  ________________________
Account Name:                  ________________________
Account No.:                      ________________________
ABA Routing No.:            ________________________
SWIFT code:                     ________________________
Bank Contact:                  ________________________

ACCEPTANCE OF SUBSCRIPTION

The foregoing Subscription is hereby accepted for and on behalf of UA Granite Corporation this

_____day of _____________, 2013.

UA GRANITE CORPORATION

By:       _______________________________________
Name:  Myroslav Tsapaliuk
Title:    President